UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 5, 2013

PALL CORPORATION
(Exact name of registrant as specified in its charter)

New York	001- 04311	11-1541330
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification No.)

25 Harbor Park Drive, Port Washington, NY		11050
(Address of principal executive offices)		(Zip Code)
(516) 484-5400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 5, 2013, Pall Corporation (the “Registrant”) announced the appointment of Larry Kingsley, President and Chief Executive Officer, as interim Chief Financial Officer, effective March 10, 2013. Mr. Kingsley will serve as interim Chief Financial Officer pending the completion of the search process to replace Lisa McDermott, who, as previously reported, resigned as Chief Financial Officer, effective March 10, 2013.

The Registrant also announced the appointment of Frank Moschella as Corporate Controller and Chief Accounting Officer, effective March 10, 2013. Mr. Moschella, 45, served as Corporate Controller and Chief Accounting Officer of the Registrant for six years before assuming the role of Group Financial Officer of the Registrant’s Industrial business in October of 2012.

The press release announcing Mr. Kingsley’s and Mr. Moschella’s appointments is attached hereto as Exhibit 99.

ITEM 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

99	Press Release issued by the Registrant on March 5, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pall Corporation

/s/ Roya Behnia
March 5, 2013	Roya Behnia
Senior Vice President, General Counsel and
Corporate Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description
99	Press Release issued by the Registrant on March 5, 2013.